EXCHANGE AGREEMENT

THIS  EXCHANGE  AGREEMENT  (the  “Agreement”)  is  made  as  of  the  31st  day  of

December  and  effective  November  14,  2018,  by  and  between,  Parallax  Health  Sciences,  Inc.,  a

Nevada  corporation,  (the  “Company”)  and  Cavalry  Fund  I  LP,  a  Delaware  limited  partnership

(the “Investor”).

WHEREAS, the Investor has previously acquired various securities from the Company in the  form  of  convertible  notes  with  various  dates  of  issuance  as  set  forth  on  Schedule  I  (the

“Notes”).

WHEREAS,  the  Company  has  authorized  a  new  series  of  convertible  debenture  due

February  28,  2019  in  the  form  of  Exhibit  A  hereto,  which  will  be  convertible  into  shares  of  the

Company’s Common Stock, par value $0.001.

WHEREAS,  subject  to  the  satisfaction  of  the  conditions  set  forth  herein,  the  Company and  the  Investor  desire  to  enter  into  a  transaction  wherein  the  Company  shall  issue  the  Investor the debenture in  the  amount  of  $322,411.86 (the  “Debenture”) in exchange for each of the Notes as set forth on Schedule I (the “Exchange”).

NOW,  THEREFORE,  for  good  and  valuable  consideration,  the  receipt  and  sufficiency  of which are hereby acknowledged, the parties agree as follows:

1.

Exchange.  The closing of the Exchange (the “Closing”) will occur on or before

December 31, 2018 (or such later date as the parties hereto may agree) following the satisfaction or waiver of the conditions set forth herein (such date, the “Closing Date”). On the Closing Date,

subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall,

pursuant to Section 3(a)(9) of the Securities Act of 1933 (the “Securities Act”), exchange the

Notes for the Debenture. At the Closing, the following transactions shall occur (such transactions in this Section 1, the “Exchange”):

1.1.      On   the   Closing   Date,   the   Company   shall   issue   the   Debenture   to   the

Investor.  Promptly  after  the  Closing  Date,  the  Company  shall  deliver  an  executed  original

Debenture  to  the  Investor.  On  the  Closing  Date,  the  Investor  shall  be  deemed  for  all  corporate purposes  to  have  become  the  holder  of  record  of  the  Debenture  and  shall  have  the  right  to convert  the  Debenture,  irrespective  of  the  date  the  Company  delivers  the  Debenture  to  the

Investor.

1.2.      Upon  receipt  of  the  Debenture  in  accordance  with  Section  1.1,  all  of  the

Investor’s  rights  under  the  Notes  shall  be  extinguished  (including,  without  limitation,  the  rights to  receive,  as  applicable,  any  premium,  make-whole  amount,  accrued  and  unpaid  interest  or dividends  thereon  or  any  other  shares  of  Common  Stock  with  respect  thereto  (whether  upon  in connection with a fundamental transaction, event of default or otherwise)).

BN 35286522v1

1.3.      The  Company  and  the  Investor  shall  execute  and/or  deliver  such  other

documents   and   agreements   as   are   customary   and   reasonably   necessary   to   effectuate   the

Exchange.

1.4.      If  the  Closing  has  not  occurred  on  or  prior  to  December  31,  2018,  the

Investor  shall  have  the  right,  by  delivery  of  written  notice  to  the  Company  to  terminate  this

Agreement  (such  date,  the  “Termination  Date”).  From  the  date  hereof  until  the  earlier  of  (x)  the

Closing  Date  (as  defined  below)  and  (y)  the  Termination  Date,  the  Investor  shall  forbear  from taking  any  actions  with  respect  to  the  Notes  not  explicitly  set  forth  herein,  including,  without limitation,  conversions,  exercises,  redemptions,  exchanges  or  delivery  of  written  notice  to  the

Company to require the conversion, exercise, redemption or exchange of any of the Notes.

1.5.      It shall be a condition to the obligation of the Investor on the one hand and the  Company  on  the  other  hand,  to  consummate  the  Exchange  contemplated  hereunder  that  the other  party’s  representations  and  warranties  contained  herein  are  true  and  correct  on  the  Closing

Date  with  the  same  effect  as  though  made  on  such  date,  unless  waived  in  writing  by  the  party  to whom such representations and warranties are made.

1.6.      At or before the Closing, the Investor shall deliver or cause to be delivered to  Buchalter  Law  Firm,  as  counsel  to  the  Company,  (i)  the  executed  Agreement  and  (ii)  other items required to effectuate the Exchange.

2.

Representations   and   Warranties   of   the   Company.      The   Company   hereby

represents and warrants to the Investor that:

2.1.      Concerning the Debenture.     Except  as  listed  on  Schedule  2.1,  there  are

no  preemptive  rights  of  any  person  or  entity,  rights  of  first  refusal,  participation  rights,  or  other rights to acquire the Debenture.

2.2.      Organization,   Good   Standing   and   Qualification.     The   Company   is   a

corporation  duly  organized,  validly  existing  and  in  good  standing  under  the  laws  of  the  State  of

Nevada.   The  Company  is  duly  qualified  to  transact  business  and  is  in  good  standing  in  each jurisdiction  in  which  the  failure  to  so  qualify  would  have  a  Material  Adverse  Effect  (as  defined

below)  on  its  business  or  properties.    As  used  in  this  Agreement,  “Material  Adverse  Effect”

means  any  material  adverse  effect  on  the  business,  properties,  assets,  liabilities,  operations,

results  of  operations,  condition  (financial  or  otherwise)  or  prospects  of  the  Company  and  its

Subsidiaries, if any, individually or taken as a whole, or on the transactions contemplated hereby or  on  the  Exchange  (as  defined  below)  or  by  the  agreements  and  instruments  to  be  entered  into

(or  entered  into)  in  connection  herewith  or  therewith,  or  on  the  authority  or  ability  of  the

Company to perform its obligations under this Agreement or the Exchange.

2.3.      Authorization.     All   corporate   action   on   the   part   of   the   Company,   its

officers, directors and stockholders necessary for the authorization, execution and delivery of this

Agreement  and  the  performance  of  all  obligations  of  the  Company  hereunder  and  thereunder,

and   the   authorization   of   the   Exchange,   the   issuance   (and   reservation   for   issuance)   of   the

Debenture have been taken on or prior to the date hereof.

BN 35286522v1

2

2.4.      Valid   Issuance   of   the   Debenture.     The   Debenture   when   issued   and

delivered in accordance with the terms of this Agreement, for the consideration expressed herein,

and  the  Common  Stock  when  issued  in  accordance  with  the  terms  of  the  Debenture,  for  the consideration  expressed  therein,  will  be  duly  and  validly  issued,  fully  paid  and  non-assessable.

Upon  conversion  of  the  Debenture,  the  Common  Stock  shall  be  freely  tradable  and  may  be  sold under  Rule  144  subject  to  the  Company  having  filed  all  applicable  Form  10-Qs  and  the  required

Form  10-K.  The  Company  agrees  to  take  all  actions,  including,  without  limitation,  the  issuance by  its  legal  counsel  of  any  necessary  legal  opinions,  necessary  to  issue  unrestricted  Common

Stock  pursuant  to  Section  3(a)(9)  of  the  Securities  Act  and  Rule  144  thereunder  in  connection with  which  Common  Stock  issued  upon  conversion  of  the  Debenture  issued  in  exchange  for  the

Debenture,  the  Common  Stock  will  be  freely  tradable  without  restriction  and  not  containing  any restrictive  legend  without  the  need  for  any  action  by  the  Investor  other  than  as  required  by  Rule

144(i)  and  execution  of  the  applicable  representation  letters.   Within  60  days  of  the  Closing,  the

Company  shall  have  reserved  from  its  duly  authorized  capital  stock  not  less  than  700%  of  the maximum number of shares of Common Stock issuable upon conversion of the Debenture.

2.5.      Compliance  With  Laws.   The  Company  has  not  violated  any  law  or  any

governmental   regulation   or   requirement   which   violation   has   had   or   would   reasonably   be

expected  to  have  a  Material  Adverse  Effect,  and  the  Company  has  not  received  written  notice  of any such violation.

2.6.      Consents;  Waivers.    No  consent,  waiver,  approval  or  authority  of  any

nature,  or  other  formal  action,  by  any  Person,  not  already  obtained,  is  required  in  connection with  the  execution  and  delivery  of  this  Agreement  by  the  Company  or  the  consummation  by  the

Company of the transactions provided for herein and therein.

2.7.      Acknowledgment   Regarding   Investor’s   Purchase   of   Debenture.     The

Company  acknowledges  and  agrees  that  the  Investor  is  acting  solely  in  the  capacity  of  arm’s length purchaser with respect to this Agreement and Exchange and the transactions contemplated hereby  and  thereby  and  that  the  Investor  is  not  (i)  an  officer  or  director  of  the  Company,  (ii)  an

“affiliate” of the Company (as defined in Rule 144 promulgated under the Securities Act), or (iii)

to  the  knowledge  of  the  Company,  a  “beneficial  owner”  of  10%  or  more  of  the  shares  of

Common  Stock  (as  defined  for  purposes  of  Rule  13d-3  under  the  Securities  Exchange  Act  of

1934(the “Exchange Act”).  The Company further acknowledges that the Investor is not acting as a  financial  advisor  or  fiduciary  of  the  Company  (or  in  any  similar  capacity)  with  respect  to  the

Exchange  and  the  transactions  contemplated  hereby  and  thereby,  and  any  advice  given  by  the

Investor   or   any   of   its   representatives   or   agents   in   connection   with   the   Exchange   and   the

transactions contemplated hereby and thereby is merely incidental to the Investor’s acceptance of the  Debenture.  The  Company  further  represents  to  the  Investor  that  the  Company’s  decision  to enter  into  the  Exchange  has  been  based  solely  on  the  independent  evaluation  by  the  Company and its representatives.

2.8.      Absence  of  Litigation.    To  the  knowledge  of  the  Company,  there  is  no

action,   suit,   proceeding,   inquiry   or   investigation   before   or   by   any   court,   public   board,

government  agency,  self-regulatory  organization  or  body  pending  or,  to  the  knowledge  of  the

Company,  threatened  against  or  affecting  the  Company,  the  Common  Stock,  the  Notes,  the

BN 35286522v1

3

Debenture  or  any  of  the  Company’s  officers  or  directors  in  their  capacities  as  such,  other  than what is disclosed in the Company’s public filings.

2.9.      Validity;  Enforcement;  No  Conflicts.   This  Agreement  has  been  duly  and

validly  authorized,  executed  and  delivered  on  behalf  of  the  Company  and  shall  constitute  the

legal,   valid   and   binding   obligations   of   the   Company   enforceable   against   the   Company   in

accordance  with  their  respective  terms,  except  as  such  enforceability  may  be  limited  by  general

principles   of   equity   or   to   applicable   bankruptcy,   insolvency,   reorganization,   moratorium,

liquidation   and   other   similar   laws   relating   to,   or   affecting   generally,   the   enforcement   of

applicable  creditors’  rights  and  remedies.    The  execution,  delivery  and  performance  by  the

Company   of   this   Agreement   and   the   consummation   by   the   Company   of   the   transactions

contemplated hereby and thereby will not (i) result in a violation of the organizational documents of  the  Company  or  (ii)  conflict  with,  or  constitute  a  default  (or  an  event  which  with  notice  or lapse  of  time  or  both  would  become  a  default)  under,  or  give  to  others  any  rights  of  termination,

amendment,  acceleration  or  cancellation  of,  any  agreement,  indenture  or  instrument  to  which  the

Company  is  a  party  or  by  which  it  is  bound,  or  (iii)  result  in  a  violation  of  any  law,  rule,

regulation,  order,  judgment  or  decree  (including  federal  and  state  securities  or  “blue  sky”  laws)

applicable  to  the  Company,  except  in  the  case  of  clause  (ii)  above,  for  such  conflicts,  defaults  or rights  which  would  not,  individually  or  in  the  aggregate,  reasonably  be  expected  to  result  in  a

Material Adverse Effect.

2.10.    Authorized   Capital.   Schedule   2.10   sets   forth   all   capital   stock   and

derivative  securities  of  the  Company  that  are  authorized  for  issuance  and  that  are  issued  and outstanding.  All  issued  and  outstanding  shares  of  Common  Stock  have  been  duly  authorized  and

validly  issued  and  are  fully  paid  and  nonassessable.   The  Company  has  sufficient  authorized  and

unissued  shares  of  Common  Stock  as  may  be  necessary  to  effect  the  issuance  of  the  shares issuable  upon  conversion  of  the  Debenture  (the  “Shares”),  assuming  the  prior  issuance  and exercise,  exchange  or  conversion,  as  the  case  may  be,  of  all  derivative  securities  authorized,  as indicated in Schedule 2.10, (subject to a 60 day grace from Closing).

2.11.    Disclosure.   The  Company  confirms  that  neither  it  nor  any  other  person acting  on  its  behalf  has  provided  the  Investor  or  its  agents  or  counsel  with  any  information  that

constitutes  or  could  reasonably  be  expected  to  constitute  material,  nonpublic  information.   The

Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

2.12.     Except as listed on Schedule 2.12 hereto, the Company does not have any indebtedness  other  than  Permitted  Liens.  “Permitted  Liens”  shall  have  the  same  meaning  as  in the Debenture.

3.

Representations  and  Warranties  of  the  Investor.   The  Investor  hereby  represents,

warrants and covenants that:

3.1.      Authorization.   The  Investor  has  full power  and  authority  to  enter  into  this

Agreement,   to   perform   its   obligations   hereunder   and   to   consummate   the   transactions

contemplated  hereby  and  has  taken  all  action  necessary  to  authorize  the  execution  and  delivery

BN 35286522v1

4

of  this  Agreement,  the  performance  of  its  obligations  hereunder  and  the  consummation  of  the transactions contemplated hereby.

3.2.      Accredited  Investor  Status;  Investment  Experience.    The  Investor  is  an

“accredited  investor”  as  that  term  is  defined  in  Rule  501(a)  of  Regulation  D.   The  Investor  can

bear   the   economic   risk   of   its   investment   in   the   Debenture,   and   has   such   knowledge   and

experience  in  financial  and  business  matters  that  it  is  capable  of  evaluating  the  merits  and  risks of an investment in the Debenture.

3.3.      No Governmental Review.  The Investor understands that no United States federal  or  state  agency  or  any  other  government  or  governmental  agency  has  passed  on  or  made any  recommendation  or  endorsement  of  the  Debenture  or  the  fairness  or  suitability  of  the investment  in  the  Debenture  nor  have  such  authorities  passed  upon  or  endorsed  the  merits  of  the offering of the Debenture

3.4.      Validity;  Enforcement;  No  Conflicts.   This  Agreement  has  been  duly  and

validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal,

valid  and  binding  obligations  of  the  Investor  enforceable  against  the  Investor  in  accordance  with their  respective  terms,  except  as  such  enforceability  may  be  limited  by  general  principles  of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar  laws  relating  to,  or  affecting  generally,  the  enforcement  of  applicable  creditors’  rights and remedies.

3.5.      Ownership of Securities.  The Investor owns and holds, beneficially and of record,  the  entire  right,  title,  and  interest  in  and  to  the  Notes  free  and  clear  of  all  rights  and  liens

(other than pledges or  security  interests  (x) arising  by operation of applicable securities laws and

(y) that the Investor may have created in favor of a prime broker under and in accordance with its prime  brokerage  agreement  with  such  broker).  The  Investor  has  full  power  and  authority  to

transfer  and  dispose  of  the  Notes  to  the  Company  free  and  clear  of  any  right  or  lien.   Other  than

the transactions contemplated by this Agreement, there is no outstanding, plan, pending proposal,

or  other  right  of  any  Person  to  acquire  all  or  any  part  of  the  Notes  or  any  shares  of  Common

Stock issuable upon conversion of the Debenture.

4.

Additional Covenants

4.1.      Disclosure.   The  Company  shall,  on  or  before  8:30  a.m.,  New  York  New

York time, within four business days after the date of this Agreement, file with the Securities and

Exchange  Commission  a  Current  Report  on  Form  8-K  disclosing  all  material  terms  of  the transactions contemplated hereby and attaching the form of this Agreement and the Debenture as

exhibits thereto (collectively with all exhibits attached thereto, the “8-K Filing”).   From and after

the  issuance  of  the  8-K  Filing  the  Investor  shall  not  be  in  possession  of  any  material,  nonpublic information  received  from  the  Company  or  any  of  its  Subsidiaries  or  any  of  their  respective

officers,  directors,  employees,  affiliates  or  agents,  that  is  not  disclosed  in  the  8-K  Filing.   The

Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to,

provide  the  Investor  with  any  material,  nonpublic  information  regarding  the  Company  from  and

BN 35286522v1

5

after  the  filing  of  the  8-K  Filing  without  the  express  written  consent  of  the  Investor.    To  the

extent  that  the  Company  delivers  any  material,  non-public  information  to  the  Investor  without the  Investor’s  express  prior  written  consent,  the  Company  hereby  covenants  and  agrees  that  the

Investor  shall  not  have  any  duty  of  confidentiality  to  the  Company,  any  of  its  subsidiaries  or  any of  their  respective  officers,  directors,  employees,  affiliates  or  agent  with  respect  to,  or  a  duty  to the  Company,  any  of  its  subsidiaries  or  any  of  their  respective  officers,  directors,  employees,

affiliates  or  agent  or  not  to  trade  on  the  basis  of,  such  material,  non-public  information.   The

Company  shall  not  disclose  the  name  of  the  Investor  in  any  filing,  announcement,  release  or otherwise, unless such disclosure is required by law or regulation.  In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar  obligations  under  any  agreement,  whether  written  or  oral,  between  the  Company,  any  of its  subsidiaries  or  any  of  their  respective  officers,  directors,  affiliates,  employees  or  agents,  on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate and be of

no  further  force  or  effect.   The  Company  understands  and  confirms  that  the  Investor  will  rely  on the foregoing representations in effecting transactions in securities of the Company.

4.2.      Holding  Period.   For  the  purposes  of  Section  3(a)(9)  and  Rule  144  of  the

Securities  Act,  the  Company  acknowledges  that  (i)  the  holding  period  of  the  Notes  may  be tacked  onto  the  holding  period  of  the  Debenture  as  long  as  no  payment  is  made  in  connection with any conversion, and (ii) the holding period of the Debenture may be tacked onto the holding period of the Shares, and the Company agrees not to take a position contrary to this Section 4.2.

4.3.      Blue Sky.     The Company shall make all filings and reports relating to the

Exchange  required  by  Regulation  D  under  the  Securities  Act  and  under  applicable  securities  or

“Blue Sky” laws of the states of the United States following the date hereof.

4.4.      Fees and Expenses.  Except as otherwise set forth above, each party to this

Agreement  shall  pay  the  fees  and  expenses  of  its  advisers,  counsel,  accountants  and  other experts,  if  any,  and  all  other  expenses  incurred  by  such  party  incident  to  the  negotiation,

preparation, execution, delivery and performance of this Agreement.

5.

Miscellaneous

5.1.      Successors  and  Assigns.   Except  as  otherwise  provided  herein,  the  terms

and  conditions  of  this  Agreement  shall  inure  to  the  benefit  of  and  be  binding  upon  the  parties

hereto  and  the  respective  successors  and  assigns  of  the  parties.    Nothing  in  this  Agreement,

express  or  implied,  is  intended  to  confer  upon  any  party,  other  than  the  parties  hereto  or  their respective  successors  and  assigns,  any  rights,  remedies,  obligations  or  liabilities  under  or  by reason of this Agreement, except as expressly provided in this Agreement.

5.2.      Governing  Law;  Exclusive  Jurisdiction.    All  questions  concerning  the

construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal  laws  of  the  State  of  New  York,  without  giving  effect  to  any  choice  of  law  or  conflict  of law  provision  or  rule  (whether  of  the  State  of  New  York  or  any  other  jurisdictions)  that  would

cause  the  application  of  the  laws  of  any  jurisdictions  other  than  the  State  of  New  York.   Each

BN 35286522v1

6

party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in  New  York  County,  New  York,  for  the  adjudication  of  any  dispute  hereunder  or  in  connection

herewith   or   with   any   transaction   contemplated   hereby   or   discussed   herein,   and   hereby

irrevocably  waives,  and  agrees  not  to  assert  in  any  suit,  action  or  proceeding,  any  claim  that  it  is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is

brought  in  an  inconvenient  forum   or  that  the   venue  of  such  suit,  action  or  proceeding  is

improper. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

5.3.      Notices.    All  notices,  offers,  acceptance  and  any  other  acts  under  this

Agreement  (except  payment)  shall  be  in  writing,  and  shall  be  sufficiently  given  if  delivered  to the  addressees  in  person,  by  FedEx  or  similar  overnight  next  business  day  delivery,  or  by  email followed by overnight next business day delivery, to the address as provided for on the signature page to this agreement.

5.4.      Amendments  and  Waivers.   Any  term  of  this  Agreement  may  be  amended

and  the  observance  of  any  term  of  this  Agreement  may  be  waived  (either  generally  or  in  a particular  instance  and  either  retroactively  or  prospectively),  only  with  the  written  consent  of  the

Company and the Investor.

5.5.      Severability.   If  one  or  more  provisions  of  this  Agreement  are  held  to  be unenforceable  under  applicable  law,  such  provision  shall  be  excluded  from  this  Agreement  and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be  enforceable  in  accordance  with  its  terms  so  long  as  this  Agreement  as  so  modified  continues to  express,  without  material  change,  the  original  intentions  of  the  parties  as  to  the  subject  matter hereof  and  the  prohibited  nature,  invalidity  or  unenforceability  of  the  provision(s)  in  question does  not  substantially  impair  the  respective  expectations  or  reciprocal  obligations  of  the  parties or  the  practical  realization  of  the  benefits  that  would  otherwise  be  conferred  upon  the  parties.

The   parties   will   endeavor   in   good   faith   negotiations   to   replace   the   prohibited,   invalid   or

unenforceable  provision(s)  with  a  valid  provision(s),  the  effect  of  which  comes  as  close  as possible to that of the prohibited, invalid or unenforceable provision(s).

5.6.      Counterparts.      This   Agreement   may   be   executed   in   two   or   more

counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.7.      Survival.   The  representations,  warranties  and  covenants  of  the  Company and the Investor contained herein shall survive the Closing and delivery of the Debenture

[SIGNATURES ON THE FOLLOWING PAGE]

BN 35286522v1

7

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

COMPANY:

PARALLAX HEALTH SCIENCES, INC.

By:   ______________________________________

Name:  Paul Arena

Title:    Chief Executive Officer

BN 35286522v1

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR:

Cavalry Fund I LP

By: Cavalry Fund I Management LLC

Its: General Partner

By: ________________________________

Name: T    homas P. Walsh

Title: Manager

Address for Notices:

________________________

________________________

________________________

Email: ___________________

SSN#: ___________________

BN 35286522v1

EXHIBIT A

Debenture

[See attached]

BN 35286522v1

Schedule I

Note

Issuance Date

Amount

Amount of Debenture

Convertible Note     June 14, 2018

$250,000.00

$313,036.86

M:\10401\Private Placements\Parallax\Exchange Agreement 11-27-18.docx/csb

BN 35286522v1

Schedule 2.12

Lien Holder

Issuance Date

Principal

Amount of Interest/Penalties

Amount

As of 9-30-18

Shahla Melamed*

August 14, 2015     $20,550,000

$2,278,281

Internal Revenue Service*

Pending

$     658,921

$   298,908

State of California, EDD*

January 29, 2018    $     125,399

$     65,583

*Related to RoxSan Pharmacy, Inc. subsidiary

BN 35286522v1

EXCHANGE AGREEMENT

THIS  EXCHANGE  AGREEMENT  (the  “Agreement”)  is  made  as  of  the  31st  day  of

December  and  effective  November  14,  2018,  by  and  between,  Parallax  Health  Sciences,  Inc.,  a

Nevada  corporation,  (the  “Company”)  and  DiamondRock,  LLC,  a  New  York  limited  liability company (the “Investor”).

WHEREAS, the Investor has previously acquired various securities from the Company in the  form  of  convertible  notes  with  various  dates  of  issuance  as  set  forth  on  Schedule  I  (the

“Notes”).

WHEREAS,  the  Company  has  authorized  a  new  series  of  convertible  debenture  due

February  28,  2019,  in  the  form  of  Exhibit  A  hereto,  which  will  be  convertible  into  shares  of  the

Company’s Common Stock, par value $0.001.

WHEREAS,  subject  to  the  satisfaction  of  the  conditions  set  forth  herein,  the  Company and  the  Investor  desire  to  enter  into  a  transaction  wherein  the  Company  shall  issue  the  Investor the debenture in  the  amount  of  $150,194.92 (the  “Debenture”) in exchange for each of the Notes as set forth on Schedule I (the “Exchange”).

NOW,  THEREFORE,  for  good  and  valuable  consideration,  the  receipt  and  sufficiency  of which are hereby acknowledged, the parties agree as follows:

1.

Exchange.  The closing of the Exchange (the “Closing”) will occur on or before

December 31, 2018 (or such later date as the parties hereto may agree) following the satisfaction or waiver of the conditions set forth herein (such date, the “Closing Date”). On the Closing Date,

subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall,

pursuant to Section 3(a)(9) of the Securities Act of 1933 (the “Securities Act”), exchange the

Notes for the Debenture. At the Closing, the following transactions shall occur (such transactions in this Section 1, the “Exchange”):

1.1.      On   the   Closing   Date,   the   Company   shall   issue   the   Debenture   to   the

Investor.  Promptly  after  the  Closing  Date,  the  Company  shall  deliver  an  executed  original

Debenture  to  the  Investor.  On  the  Closing  Date,  the  Investor  shall  be  deemed  for  all  corporate purposes  to  have  become  the  holder  of  record  of  the  Debenture  and  shall  have  the  right  to convert  the  Debenture,  irrespective  of  the  date  the  Company  delivers  the  Debenture  to  the

Investor.

1.2.      Upon  receipt  of  the  Debenture  in  accordance  with  Section  1.1,  all  of  the

Investor’s  rights  under  the  Notes  shall  be  extinguished  (including,  without  limitation,  the  rights to  receive,  as  applicable,  any  premium,  make-whole  amount,  accrued  and  unpaid  interest  or dividends  thereon  or  any  other  shares  of  Common  Stock  with  respect  thereto  (whether  upon  in connection with a fundamental transaction, event of default or otherwise)).

BN 35285973v1

1.3.      The  Company  and  the  Investor  shall  execute  and/or  deliver  such  other

documents   and   agreements   as   are   customary   and   reasonably   necessary   to   effectuate   the

Exchange.

1.4.      If  the  Closing  has  not  occurred  on  or  prior  to  December  31,  2018,  the

Investor  shall  have  the  right,  by  delivery  of  written  notice  to  the  Company  to  terminate  this

Agreement  (such  date,  the  “Termination  Date”).  From  the  date  hereof  until  the  earlier  of  (x)  the

Closing  Date  (as  defined  below)  and  (y)  the  Termination  Date,  the  Investor  shall  forbear  from taking  any  actions  with  respect  to  the  Notes  not  explicitly  set  forth  herein,  including,  without limitation,  conversions,  exercises,  redemptions,  exchanges  or  delivery  of  written  notice  to  the

Company to require the conversion, exercise, redemption or exchange of any of the Notes.

1.5.      It shall be a condition to the obligation of the Investor on the one hand and the  Company  on  the  other  hand,  to  consummate  the  Exchange  contemplated  hereunder  that  the other  party’s  representations  and  warranties  contained  herein  are  true  and  correct  on  the  Closing

Date  with  the  same  effect  as  though  made  on  such  date,  unless  waived  in  writing  by  the  party  to whom such representations and warranties are made.

1.6.      At or before the Closing, the Investor shall deliver or cause to be delivered to  Buchalter  Law  Firm,  as  counsel  to  the  Company,  (i)  the  executed  Agreement  and  (ii)  other items required to effectuate the Exchange.

2.

Representations   and   Warranties   of   the   Company.      The   Company   hereby

represents and warrants to the Investor that:

2.1.      Concerning the Debenture.     Except  as  listed  on  Schedule  2.1,  there  are

no  preemptive  rights  of  any  person  or  entity,  rights  of  first  refusal,  participation  rights,  or  other rights to acquire the Debenture.

2.2.      Organization,   Good   Standing   and   Qualification.     The   Company   is   a

corporation  duly  organized,  validly  existing  and  in  good  standing  under  the  laws  of  the  State  of

Nevada.   The  Company  is  duly  qualified  to  transact  business  and  is  in  good  standing  in  each jurisdiction  in  which  the  failure  to  so  qualify  would  have  a  Material  Adverse  Effect  (as  defined

below)  on  its  business  or  properties.    As  used  in  this  Agreement,  “Material  Adverse  Effect”

means  any  material  adverse  effect  on  the  business,  properties,  assets,  liabilities,  operations,

results  of  operations,  condition  (financial  or  otherwise)  or  prospects  of  the  Company  and  its

Subsidiaries, if any, individually or taken as a whole, or on the transactions contemplated hereby or  on  the  Exchange  (as  defined  below)  or  by  the  agreements  and  instruments  to  be  entered  into

(or  entered  into)  in  connection  herewith  or  therewith,  or  on  the  authority  or  ability  of  the

Company to perform its obligations under this Agreement or the Exchange.

2.3.      Authorization.     All   corporate   action   on   the   part   of   the   Company,   its

officers, directors and stockholders necessary for the authorization, execution and delivery of this

Agreement  and  the  performance  of  all  obligations  of  the  Company  hereunder  and  thereunder,

and   the   authorization   of   the   Exchange,   the   issuance   (and   reservation   for   issuance)   of   the

Debenture have been taken on or prior to the date hereof.

BN 35285973v1

2

2.4.      Valid   Issuance   of   the   Debenture.     The   Debenture   when   issued   and

delivered in accordance with the terms of this Agreement, for the consideration expressed herein,

and  the  Common  Stock  when  issued  in  accordance  with  the  terms  of  the  Debenture,  for  the consideration  expressed  therein,  will  be  duly  and  validly  issued,  fully  paid  and  non-assessable.

Upon  conversion  of  the  Debenture,  the  Common  Stock  shall  be  freely  tradable  and  may  be  sold under  Rule  144  subject  to  the  Company  having  filed  all  applicable  Form  10-Qs  and  the  required

Form  10-K.  The  Company  agrees  to  take  all  actions,  including,  without  limitation,  the  issuance by  its  legal  counsel  of  any  necessary  legal  opinions,  necessary  to  issue  unrestricted  Common

Stock  pursuant  to  Section  3(a)(9)  of  the  Securities  Act  and  Rule  144  thereunder  in  connection with  which  Common  Stock  issued  upon  conversion  of  the  Debenture  issued  in  exchange  for  the

Debenture,  the  Common  Stock  will  be  freely  tradable  without  restriction  and  not  containing  any restrictive  legend  without  the  need  for  any  action  by  the  Investor  other  than  as  required  by  Rule

144(i)  and  execution  of  the  applicable  representation  letters.   Within  60  days  of  the  Closing,  the

Company  shall  have  reserved  from  its  duly  authorized  capital  stock  not  less  than  700%  of  the maximum number of shares of Common Stock issuable upon conversion of the Debenture.

2.5.      Compliance  With  Laws.   The  Company  has  not  violated  any  law  or  any

governmental   regulation   or   requirement   which   violation   has   had   or   would   reasonably   be

expected  to  have  a  Material  Adverse  Effect,  and  the  Company  has  not  received  written  notice  of any such violation.

2.6.      Consents;  Waivers.    No  consent,  waiver,  approval  or  authority  of  any

nature,  or  other  formal  action,  by  any  Person,  not  already  obtained,  is  required  in  connection with  the  execution  and  delivery  of  this  Agreement  by  the  Company  or  the  consummation  by  the

Company of the transactions provided for herein and therein.

2.7.      Acknowledgment   Regarding   Investor’s   Purchase   of   Debenture.     The

Company  acknowledges  and  agrees  that  the  Investor  is  acting  solely  in  the  capacity  of  arm’s length purchaser with respect to this Agreement and Exchange and the transactions contemplated hereby  and  thereby  and  that  the  Investor  is  not  (i)  an  officer  or  director  of  the  Company,  (ii)  an

“affiliate” of the Company (as defined in Rule 144 promulgated under the Securities Act), or (iii)

to  the  knowledge  of  the  Company,  a  “beneficial  owner”  of  10%  or  more  of  the  shares  of

Common  Stock  (as  defined  for  purposes  of  Rule  13d-3  under  the  Securities  Exchange  Act  of

1934(the “Exchange Act”).  The Company further acknowledges that the Investor is not acting as a  financial  advisor  or  fiduciary  of  the  Company  (or  in  any  similar  capacity)  with  respect  to  the

Exchange  and  the  transactions  contemplated  hereby  and  thereby,  and  any  advice  given  by  the

Investor   or   any   of   its   representatives   or   agents   in   connection   with   the   Exchange   and   the

transactions contemplated hereby and thereby is merely incidental to the Investor’s acceptance of the  Debenture.  The  Company  further  represents  to  the  Investor  that  the  Company’s  decision  to enter  into  the  Exchange  has  been  based  solely  on  the  independent  evaluation  by  the  Company and its representatives.

2.8.      Absence  of  Litigation.    To  the  knowledge  of  the  Company,  there  is  no

action,   suit,   proceeding,   inquiry   or   investigation   before   or   by   any   court,   public   board,

government  agency,  self-regulatory  organization  or  body  pending  or,  to  the  knowledge  of  the

Company,  threatened  against  or  affecting  the  Company,  the  Common  Stock,  the  Notes,  the

BN 35285973v1

3

Debenture  or  any  of  the  Company’s  officers  or  directors  in  their  capacities  as  such,  other  than what is disclosed in the Company’s public filings.

2.9.      Validity;  Enforcement;  No  Conflicts.   This  Agreement  has  been  duly  and

validly  authorized,  executed  and  delivered  on  behalf  of  the  Company  and  shall  constitute  the

legal,   valid   and   binding   obligations   of   the   Company   enforceable   against   the   Company   in

accordance  with  their  respective  terms,  except  as  such  enforceability  may  be  limited  by  general

principles   of   equity   or   to   applicable   bankruptcy,   insolvency,   reorganization,   moratorium,

liquidation   and   other   similar   laws   relating   to,   or   affecting   generally,   the   enforcement   of

applicable  creditors’  rights  and  remedies.    The  execution,  delivery  and  performance  by  the

Company   of   this   Agreement   and   the   consummation   by   the   Company   of   the   transactions

contemplated hereby and thereby will not (i) result in a violation of the organizational documents of  the  Company  or  (ii)  conflict  with,  or  constitute  a  default  (or  an  event  which  with  notice  or lapse  of  time  or  both  would  become  a  default)  under,  or  give  to  others  any  rights  of  termination,

amendment,  acceleration  or  cancellation  of,  any  agreement,  indenture  or  instrument  to  which  the

Company  is  a  party  or  by  which  it  is  bound,  or  (iii)  result  in  a  violation  of  any  law,  rule,

regulation,  order,  judgment  or  decree  (including  federal  and  state  securities  or  “blue  sky”  laws)

applicable  to  the  Company,  except  in  the  case  of  clause  (ii)  above,  for  such  conflicts,  defaults  or rights  which  would  not,  individually  or  in  the  aggregate,  reasonably  be  expected  to  result  in  a

Material Adverse Effect.

2.10.    Authorized   Capital.   Schedule   2.10   sets   forth   all   capital   stock   and

derivative  securities  of  the  Company  that  are  authorized  for  issuance  and  that  are  issued  and outstanding.  All  issued  and  outstanding  shares  of  Common  Stock  have  been  duly  authorized  and

validly  issued  and  are  fully  paid  and  nonassessable.   The  Company  has  sufficient  authorized  and

unissued  shares  of  Common  Stock  as  may  be  necessary  to  effect  the  issuance  of  the  shares issuable  upon  conversion  of  the  Debenture  (the  “Shares”),  assuming  the  prior  issuance  and exercise,  exchange  or  conversion,  as  the  case  may  be,  of  all  derivative  securities  authorized,  as indicated in Schedule 2.10, (subject to a 60 day grace from Closing).

2.11.    Disclosure.   The  Company  confirms  that  neither  it  nor  any  other  person acting  on  its  behalf  has  provided  the  Investor  or  its  agents  or  counsel  with  any  information  that

constitutes  or  could  reasonably  be  expected  to  constitute  material,  nonpublic  information.   The

Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

2.12.     Except as listed on Schedule 2.12 hereto, the Company does not have any indebtedness  other  than  Permitted  Liens.  “Permitted  Liens”  shall  have  the  same  meaning  as  in the Debenture.

3.

Representations  and  Warranties  of  the  Investor.   The  Investor  hereby  represents,

warrants and covenants that:

3.1.      Authorization.   The  Investor  has  full power  and  authority  to  enter  into  this

Agreement,   to   perform   its   obligations   hereunder   and   to   consummate   the   transactions

contemplated  hereby  and  has  taken  all  action  necessary  to  authorize  the  execution  and  delivery

BN 35285973v1

4

of  this  Agreement,  the  performance  of  its  obligations  hereunder  and  the  consummation  of  the transactions contemplated hereby.

3.2.      Accredited  Investor  Status;  Investment  Experience.    The  Investor  is  an

“accredited  investor”  as  that  term  is  defined  in  Rule  501(a)  of  Regulation  D.   The  Investor  can

bear   the   economic   risk   of   its   investment   in   the   Debenture,   and   has   such   knowledge   and

experience  in  financial  and  business  matters  that  it  is  capable  of  evaluating  the  merits  and  risks of an investment in the Debenture.

3.3.      No Governmental Review.  The Investor understands that no United States federal  or  state  agency  or  any  other  government  or  governmental  agency  has  passed  on  or  made any  recommendation  or  endorsement  of  the  Debenture  or  the  fairness  or  suitability  of  the investment  in  the  Debenture  nor  have  such  authorities  passed  upon  or  endorsed  the  merits  of  the offering of the Debenture

3.4.      Validity;  Enforcement;  No  Conflicts.   This  Agreement  has  been  duly  and

validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal,

valid  and  binding  obligations  of  the  Investor  enforceable  against  the  Investor  in  accordance  with their  respective  terms,  except  as  such  enforceability  may  be  limited  by  general  principles  of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar  laws  relating  to,  or  affecting  generally,  the  enforcement  of  applicable  creditors’  rights and remedies.

3.5.      Ownership of Securities.  The Investor owns and holds, beneficially and of record,  the  entire  right,  title,  and  interest  in  and  to  the  Notes  free  and  clear  of  all  rights  and  liens

(other than pledges or  security  interests  (x) arising  by operation of applicable securities laws and

(y) that the Investor may have created in favor of a prime broker under and in accordance with its prime  brokerage  agreement  with  such  broker).  The  Investor  has  full  power  and  authority  to

transfer  and  dispose  of  the  Notes  to  the  Company  free  and  clear  of  any  right  or  lien.   Other  than

the transactions contemplated by this Agreement, there is no outstanding, plan, pending proposal,

or  other  right  of  any  Person  to  acquire  all  or  any  part  of  the  Notes  or  any  shares  of  Common

Stock issuable upon conversion of the Debenture.

4.

Additional Covenants

4.1.      Disclosure.   The  Company  shall,  on  or  before  8:30  a.m.,  New  York  New

York time, within four business days after the date of this Agreement, file with the Securities and

Exchange  Commission  a  Current  Report  on  Form  8-K  disclosing  all  material  terms  of  the transactions contemplated hereby and attaching the form of this Agreement and the Debenture as

exhibits thereto (collectively with all exhibits attached thereto, the “8-K Filing”).   From and after

the  issuance  of  the  8-K  Filing  the  Investor  shall  not  be  in  possession  of  any  material,  nonpublic information  received  from  the  Company  or  any  of  its  Subsidiaries  or  any  of  their  respective

officers,  directors,  employees,  affiliates  or  agents,  that  is  not  disclosed  in  the  8-K  Filing.   The

Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to,

provide  the  Investor  with  any  material,  nonpublic  information  regarding  the  Company  from  and

BN 35285973v1

5

after  the  filing  of  the  8-K  Filing  without  the  express  written  consent  of  the  Investor.    To  the

extent  that  the  Company  delivers  any  material,  non-public  information  to  the  Investor  without the  Investor’s  express  prior  written  consent,  the  Company  hereby  covenants  and  agrees  that  the

Investor  shall  not  have  any  duty  of  confidentiality  to  the  Company,  any  of  its  subsidiaries  or  any of  their  respective  officers,  directors,  employees,  affiliates  or  agent  with  respect  to,  or  a  duty  to the  Company,  any  of  its  subsidiaries  or  any  of  their  respective  officers,  directors,  employees,

affiliates  or  agent  or  not  to  trade  on  the  basis  of,  such  material,  non-public  information.   The

Company  shall  not  disclose  the  name  of  the  Investor  in  any  filing,  announcement,  release  or otherwise, unless such disclosure is required by law or regulation.  In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar  obligations  under  any  agreement,  whether  written  or  oral,  between  the  Company,  any  of its  subsidiaries  or  any  of  their  respective  officers,  directors,  affiliates,  employees  or  agents,  on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate and be of

no  further  force  or  effect.   The  Company  understands  and  confirms  that  the  Investor  will  rely  on the foregoing representations in effecting transactions in securities of the Company.

4.2.      Holding  Period.   For  the  purposes  of  Section  3(a)(9)  and  Rule  144  of  the

Securities  Act,  the  Company  acknowledges  that  (i)  the  holding  period  of  the  Notes  may  be tacked  onto  the  holding  period  of  the  Debenture  as  long  as  no  payment  is  made  in  connection with any conversion, and (ii) the holding period of the Debenture may be tacked onto the holding period of the Shares, and the Company agrees not to take a position contrary to this Section 4.2.

4.3.      Blue Sky.     The Company shall make all filings and reports relating to the

Exchange  required  by  Regulation  D  under  the  Securities  Act  and  under  applicable  securities  or

“Blue Sky” laws of the states of the United States following the date hereof.

4.4.      Fees and Expenses.  Except as otherwise set forth above, each party to this

Agreement  shall  pay  the  fees  and  expenses  of  its  advisers,  counsel,  accountants  and  other experts,  if  any,  and  all  other  expenses  incurred  by  such  party  incident  to  the  negotiation,

preparation, execution, delivery and performance of this Agreement.

5.

Miscellaneous

5.1.      Successors  and  Assigns.   Except  as  otherwise  provided  herein,  the  terms

and  conditions  of  this  Agreement  shall  inure  to  the  benefit  of  and  be  binding  upon  the  parties

hereto  and  the  respective  successors  and  assigns  of  the  parties.    Nothing  in  this  Agreement,

express  or  implied,  is  intended  to  confer  upon  any  party,  other  than  the  parties  hereto  or  their respective  successors  and  assigns,  any  rights,  remedies,  obligations  or  liabilities  under  or  by reason of this Agreement, except as expressly provided in this Agreement.

5.2.      Governing  Law;  Exclusive  Jurisdiction.    All  questions  concerning  the

construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal  laws  of  the  State  of  New  York,  without  giving  effect  to  any  choice  of  law  or  conflict  of law  provision  or  rule  (whether  of  the  State  of  New  York  or  any  other  jurisdictions)  that  would

cause  the  application  of  the  laws  of  any  jurisdictions  other  than  the  State  of  New  York.   Each

BN 35285973v1

6

party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in  New  York  County,  New  York,  for  the  adjudication  of  any  dispute  hereunder  or  in  connection

herewith   or   with   any   transaction   contemplated   hereby   or   discussed   herein,   and   hereby

irrevocably  waives,  and  agrees  not  to  assert  in  any  suit,  action  or  proceeding,  any  claim  that  it  is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is

brought  in  an  inconvenient  forum   or  that  the   venue  of  such  suit,  action  or  proceeding  is

improper. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

5.3.      Notices.    All  notices,  offers,  acceptance  and  any  other  acts  under  this

Agreement  (except  payment)  shall  be  in  writing,  and  shall  be  sufficiently  given  if  delivered  to the  addressees  in  person,  by  FedEx  or  similar  overnight  next  business  day  delivery,  or  by  email followed by overnight next business day delivery, to the address as provided for on the signature page to this agreement.

5.4.      Amendments  and  Waivers.   Any  term  of  this  Agreement  may  be  amended

and  the  observance  of  any  term  of  this  Agreement  may  be  waived  (either  generally  or  in  a particular  instance  and  either  retroactively  or  prospectively),  only  with  the  written  consent  of  the

Company and the Investor.

5.5.      Severability.   If  one  or  more  provisions  of  this  Agreement  are  held  to  be unenforceable  under  applicable  law,  such  provision  shall  be  excluded  from  this  Agreement  and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be  enforceable  in  accordance  with  its  terms  so  long  as  this  Agreement  as  so  modified  continues to  express,  without  material  change,  the  original  intentions  of  the  parties  as  to  the  subject  matter hereof  and  the  prohibited  nature,  invalidity  or  unenforceability  of  the  provision(s)  in  question does  not  substantially  impair  the  respective  expectations  or  reciprocal  obligations  of  the  parties or  the  practical  realization  of  the  benefits  that  would  otherwise  be  conferred  upon  the  parties.

The   parties   will   endeavor   in   good   faith   negotiations   to   replace   the   prohibited,   invalid   or

unenforceable  provision(s)  with  a  valid  provision(s),  the  effect  of  which  comes  as  close  as possible to that of the prohibited, invalid or unenforceable provision(s).

5.6.      Counterparts.      This   Agreement   may   be   executed   in   two   or   more

counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.7.      Survival.   The  representations,  warranties  and  covenants  of  the  Company and the Investor contained herein shall survive the Closing and delivery of the Debenture

[SIGNATURES ON THE FOLLOWING PAGE]

BN 35285973v1

7

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

COMPANY:

PARALLAX HEALTH SCIENCES, INC.

By:   ______________________________________

Name:  Paul Arena

Title:    Chief Executive Officer

BN 35285973v1

INVESTOR:

DiamondRock, LLC
By: Neil Rock
Its: ~~Chief Executive Officer~~ Manager

By:______________________________
Name: Neil Rock
Title: ~~Chief Executive Officer~~ Manager

Address for Notices:

____

____

____

Email: ____________________

SSN#: ____________________

BN 35285973v1

EXHIBIT A

Debenture

[See attached]

BN 35285973v1

Schedule I

Note

Issuance Date

Amount

Amount of

Debenture

Convertible Note      May 1, 2018

$50,000.00

$63,330.25

Convertible Note      May 29, 2018

$50,000.00

$62,869.98

Convertible Note      June 14, 2018

$16,667.00

$20,869.68

BN 35285973v1

Schedule 2.12

Lien Holder

Issuance Date

Principal

Amount of Interest/Penalties

Amount

As of 9-30-18

Shahla Melamed*

August 14, 2015     $20,550,000

$2,278,281

Internal Revenue Service*

Pending

$     658,921

$   298,908

State of California, EDD*

January 29, 2018    $     125,399

$     65,583

*Related to RoxSan Pharmacy, Inc. subsidiary

BN 35285973v1

EXCHANGE AGREEMENT

THIS  EXCHANGE  AGREEMENT  (the  “Agreement”)  is  made  as  of  the  31st  day  of

December  and  effective  November  14,  2018,  by  and  between,  Parallax  Health  Sciences,  Inc.,  a

Nevada corporation, (the “Company”) and THE CORBRAN, LLC a New York limited liability company (the “Investor”).

WHEREAS, the Investor has previously acquired various securities from the Company in the  form  of  convertible  notes  with  various  dates  of  issuance  as  set  forth  on  Schedule  I  (the

“Notes”).

WHEREAS,  the  Company  has  authorized  a  new  series  of  convertible  debenture  due

February  28,  2019,  in  the  form  of  Exhibit  A  hereto,  which  will  be  convertible  into  shares  of  the

Company’s Common Stock, par value $0.001.

WHEREAS,  subject  to  the  satisfaction  of  the  conditions  set  forth  herein,  the  Company and  the  Investor  desire  to  enter  into  a  transaction  wherein  the  Company  shall  issue  the  Investor the  debenture  in  the  amount  of  $73,878.61  (the  “Debenture”)  in  exchange  for  each  of  the  Notes as set forth on Schedule I (the “Exchange”).

NOW,  THEREFORE,  for  good  and  valuable  consideration,  the  receipt  and  sufficiency  of which are hereby acknowledged, the parties agree as follows:

1.

Exchange.  The closing of the Exchange (the “Closing”) will occur on or before

December 31, 2018 (or such later date as the parties hereto may agree) following the satisfaction or waiver of the conditions set forth herein (such date, the “Closing Date”). On the Closing Date,

subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall,

pursuant to Section 3(a)(9) of the Securities Act of 1933 (the “Securities Act”), exchange the

Notes for the Debenture. At the Closing, the following transactions shall occur (such transactions in this Section 1, the “Exchange”):

1.1.      On   the   Closing   Date,   the   Company   shall   issue   the   Debenture   to   the

Investor.  Promptly  after  the  Closing  Date,  the  Company  shall  deliver  an  executed  original

Debenture  to  the  Investor.  On  the  Closing  Date,  the  Investor  shall  be  deemed  for  all  corporate purposes  to  have  become  the  holder  of  record  of  the  Debenture  and  shall  have  the  right  to convert  the  Debenture,  irrespective  of  the  date  the  Company  delivers  the  Debenture  to  the

Investor.

1.2.      Upon  receipt  of  the  Debenture  in  accordance  with  Section  1.1,  all  of  the

Investor’s  rights  under  the  Notes  shall  be  extinguished  (including,  without  limitation,  the  rights to  receive,  as  applicable,  any  premium,  make-whole  amount,  accrued  and  unpaid  interest  or dividends  thereon  or  any  other  shares  of  Common  Stock  with  respect  thereto  (whether  upon  in connection with a fundamental transaction, event of default or otherwise)).

BN 35285827v1

1.3.      The  Company  and  the  Investor  shall  execute  and/or  deliver  such  other

documents   and   agreements   as   are   customary   and   reasonably   necessary   to   effectuate   the

Exchange.

1.4.      If  the  Closing  has  not  occurred  on  or  prior  to  December  31,  2018,  the

Investor  shall  have  the  right,  by  delivery  of  written  notice  to  the  Company  to  terminate  this

Agreement  (such  date,  the  “Termination  Date”).  From  the  date  hereof  until  the  earlier  of  (x)  the

Closing  Date  (as  defined  below)  and  (y)  the  Termination  Date,  the  Investor  shall  forbear  from taking  any  actions  with  respect  to  the  Notes  not  explicitly  set  forth  herein,  including,  without limitation,  conversions,  exercises,  redemptions,  exchanges  or  delivery  of  written  notice  to  the

Company to require the conversion, exercise, redemption or exchange of any of the Notes.

1.5.      It shall be a condition to the obligation of the Investor on the one hand and the  Company  on  the  other  hand,  to  consummate  the  Exchange  contemplated  hereunder  that  the other  party’s  representations  and  warranties  contained  herein  are  true  and  correct  on  the  Closing

Date  with  the  same  effect  as  though  made  on  such  date,  unless  waived  in  writing  by  the  party  to whom such representations and warranties are made.

1.6.      At or before the Closing, the Investor shall deliver or cause to be delivered to  Buchalter  Law  Firm,  as  counsel  to  the  Company,  (i)  the  executed  Agreement  and  (ii)  other items required to effectuate the Exchange.

2.

Representations   and   Warranties   of   the   Company.      The   Company   hereby

represents and warrants to the Investor that:

2.1.      Concerning the Debenture.     Except  as  listed  on  Schedule  2.1,  there  are

no  preemptive  rights  of  any  person  or  entity,  rights  of  first  refusal,  participation  rights,  or  other rights to acquire the Debenture.

2.2.      Organization,   Good   Standing   and   Qualification.     The   Company   is   a

corporation  duly  organized,  validly  existing  and  in  good  standing  under  the  laws  of  the  State  of

Nevada.   The  Company  is  duly  qualified  to  transact  business  and  is  in  good  standing  in  each jurisdiction  in  which  the  failure  to  so  qualify  would  have  a  Material  Adverse  Effect  (as  defined

below)  on  its  business  or  properties.    As  used  in  this  Agreement,  “Material  Adverse  Effect”

means  any  material  adverse  effect  on  the  business,  properties,  assets,  liabilities,  operations,

results  of  operations,  condition  (financial  or  otherwise)  or  prospects  of  the  Company  and  its

Subsidiaries, if any, individually or taken as a whole, or on the transactions contemplated hereby or  on  the  Exchange  (as  defined  below)  or  by  the  agreements  and  instruments  to  be  entered  into

(or  entered  into)  in  connection  herewith  or  therewith,  or  on  the  authority  or  ability  of  the

Company to perform its obligations under this Agreement or the Exchange.

2.3.      Authorization.     All   corporate   action   on   the   part   of   the   Company,   its

officers, directors and stockholders necessary for the authorization, execution and delivery of this

Agreement  and  the  performance  of  all  obligations  of  the  Company  hereunder  and  thereunder,

and   the   authorization   of   the   Exchange,   the   issuance   (and   reservation   for   issuance)   of   the

Debenture have been taken on or prior to the date hereof.

BN 35285827v1

2

2.4.      Valid   Issuance   of   the   Debenture.     The   Debenture   when   issued   and

delivered in accordance with the terms of this Agreement, for the consideration expressed herein,

and  the  Common  Stock  when  issued  in  accordance  with  the  terms  of  the  Debenture,  for  the consideration  expressed  therein,  will  be  duly  and  validly  issued,  fully  paid  and  non-assessable.

Upon  conversion  of  the  Debenture,  the  Common  Stock  shall  be  freely  tradable  and  may  be  sold under  Rule  144  subject  to  the  Company  having  filed  all  applicable  Form  10-Qs  and  the  required

Form  10-K.  The  Company  agrees  to  take  all  actions,  including,  without  limitation,  the  issuance by  its  legal  counsel  of  any  necessary  legal  opinions,  necessary  to  issue  unrestricted  Common

Stock  pursuant  to  Section  3(a)(9)  of  the  Securities  Act  and  Rule  144  thereunder  in  connection with  which  Common  Stock  issued  upon  conversion  of  the  Debenture  issued  in  exchange  for  the

Debenture,  the  Common  Stock  will  be  freely  tradable  without  restriction  and  not  containing  any restrictive  legend  without  the  need  for  any  action  by  the  Investor  other  than  as  required  by  Rule

144(i)  and  execution  of  the  applicable  representation  letters.   Within  60  days  of  the  Closing,  the

Company  shall  have  reserved  from  its  duly  authorized  capital  stock  not  less  than  700%  of  the maximum number of shares of Common Stock issuable upon conversion of the Debenture.

2.5.      Compliance  With  Laws.   The  Company  has  not  violated  any  law  or  any

governmental   regulation   or   requirement   which   violation   has   had   or   would   reasonably   be

expected  to  have  a  Material  Adverse  Effect,  and  the  Company  has  not  received  written  notice  of any such violation.

2.6.      Consents;  Waivers.    No  consent,  waiver,  approval  or  authority  of  any

nature,  or  other  formal  action,  by  any  Person,  not  already  obtained,  is  required  in  connection with  the  execution  and  delivery  of  this  Agreement  by  the  Company  or  the  consummation  by  the

Company of the transactions provided for herein and therein.

2.7.      Acknowledgment   Regarding   Investor’s   Purchase   of   Debenture.     The

Company  acknowledges  and  agrees  that  the  Investor  is  acting  solely  in  the  capacity  of  arm’s length purchaser with respect to this Agreement and Exchange and the transactions contemplated hereby  and  thereby  and  that  the  Investor  is  not  (i)  an  officer  or  director  of  the  Company,  (ii)  an

“affiliate” of the Company (as defined in Rule 144 promulgated under the Securities Act), or (iii)

to  the  knowledge  of  the  Company,  a  “beneficial  owner”  of  10%  or  more  of  the  shares  of

Common  Stock  (as  defined  for  purposes  of  Rule  13d-3  under  the  Securities  Exchange  Act  of

1934(the “Exchange Act”).  The Company further acknowledges that the Investor is not acting as a  financial  advisor  or  fiduciary  of  the  Company  (or  in  any  similar  capacity)  with  respect  to  the

Exchange  and  the  transactions  contemplated  hereby  and  thereby,  and  any  advice  given  by  the

Investor   or   any   of   its   representatives   or   agents   in   connection   with   the   Exchange   and   the

transactions contemplated hereby and thereby is merely incidental to the Investor’s acceptance of the  Debenture.  The  Company  further  represents  to  the  Investor  that  the  Company’s  decision  to enter  into  the  Exchange  has  been  based  solely  on  the  independent  evaluation  by  the  Company and its representatives.

2.8.      Absence  of  Litigation.    To  the  knowledge  of  the  Company,  there  is  no

action,   suit,   proceeding,   inquiry   or   investigation   before   or   by   any   court,   public   board,

government  agency,  self-regulatory  organization  or  body  pending  or,  to  the  knowledge  of  the

Company,  threatened  against  or  affecting  the  Company,  the  Common  Stock,  the  Notes,  the

BN 35285827v1

3

Debenture  or  any  of  the  Company’s  officers  or  directors  in  their  capacities  as  such,  other  than what is disclosed in the Company’s public filings.

2.9.      Validity;  Enforcement;  No  Conflicts.   This  Agreement  has  been  duly  and

validly  authorized,  executed  and  delivered  on  behalf  of  the  Company  and  shall  constitute  the

legal,   valid   and   binding   obligations   of   the   Company   enforceable   against   the   Company   in

accordance  with  their  respective  terms,  except  as  such  enforceability  may  be  limited  by  general

principles   of   equity   or   to   applicable   bankruptcy,   insolvency,   reorganization,   moratorium,

liquidation   and   other   similar   laws   relating   to,   or   affecting   generally,   the   enforcement   of

applicable  creditors’  rights  and  remedies.    The  execution,  delivery  and  performance  by  the

Company   of   this   Agreement   and   the   consummation   by   the   Company   of   the   transactions

contemplated hereby and thereby will not (i) result in a violation of the organizational documents of  the  Company  or  (ii)  conflict  with,  or  constitute  a  default  (or  an  event  which  with  notice  or lapse  of  time  or  both  would  become  a  default)  under,  or  give  to  others  any  rights  of  termination,

amendment,  acceleration  or  cancellation  of,  any  agreement,  indenture  or  instrument  to  which  the

Company  is  a  party  or  by  which  it  is  bound,  or  (iii)  result  in  a  violation  of  any  law,  rule,

regulation,  order,  judgment  or  decree  (including  federal  and  state  securities  or  “blue  sky”  laws)

applicable  to  the  Company,  except  in  the  case  of  clause  (ii)  above,  for  such  conflicts,  defaults  or rights  which  would  not,  individually  or  in  the  aggregate,  reasonably  be  expected  to  result  in  a

Material Adverse Effect.

2.10.    Authorized   Capital.   Schedule   2.10   sets   forth   all   capital   stock   and

derivative  securities  of  the  Company  that  are  authorized  for  issuance  and  that  are  issued  and outstanding.  All  issued  and  outstanding  shares  of  Common  Stock  have  been  duly  authorized  and

validly  issued  and  are  fully  paid  and  nonassessable.   The  Company  has  sufficient  authorized  and

unissued  shares  of  Common  Stock  as  may  be  necessary  to  effect  the  issuance  of  the  shares issuable  upon  conversion  of  the  Debenture  (the  “Shares”),  assuming  the  prior  issuance  and exercise,  exchange  or  conversion,  as  the  case  may  be,  of  all  derivative  securities  authorized,  as indicated in Schedule 2.10, (subject to a 60 day grace from Closing).

2.11.    Disclosure.   The  Company  confirms  that  neither  it  nor  any  other  person acting  on  its  behalf  has  provided  the  Investor  or  its  agents  or  counsel  with  any  information  that

constitutes  or  could  reasonably  be  expected  to  constitute  material,  nonpublic  information.   The

Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

2.12.     Except as listed on Schedule 2.12 hereto, the Company does not have any indebtedness  other  than  Permitted  Liens.  “Permitted  Liens”  shall  have  the  same  meaning  as  in the Debenture.

3.

Representations  and  Warranties  of  the  Investor.   The  Investor  hereby  represents,

warrants and covenants that:

3.1.      Authorization.   The  Investor  has  full power  and  authority  to  enter  into  this

Agreement,   to   perform   its   obligations   hereunder   and   to   consummate   the   transactions

contemplated  hereby  and  has  taken  all  action  necessary  to  authorize  the  execution  and  delivery

BN 35285827v1

4

of  this  Agreement,  the  performance  of  its  obligations  hereunder  and  the  consummation  of  the transactions contemplated hereby.

3.2.      Accredited  Investor  Status;  Investment  Experience.    The  Investor  is  an

“accredited  investor”  as  that  term  is  defined  in  Rule  501(a)  of  Regulation  D.   The  Investor  can

bear   the   economic   risk   of   its   investment   in   the   Debenture,   and   has   such   knowledge   and

experience  in  financial  and  business  matters  that  it  is  capable  of  evaluating  the  merits  and  risks of an investment in the Debenture.

3.3.      No Governmental Review.  The Investor understands that no United States federal  or  state  agency  or  any  other  government  or  governmental  agency  has  passed  on  or  made any  recommendation  or  endorsement  of  the  Debenture  or  the  fairness  or  suitability  of  the investment  in  the  Debenture  nor  have  such  authorities  passed  upon  or  endorsed  the  merits  of  the offering of the Debenture

3.4.      Validity;  Enforcement;  No  Conflicts.   This  Agreement  has  been  duly  and

validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal,

valid  and  binding  obligations  of  the  Investor  enforceable  against  the  Investor  in  accordance  with their  respective  terms,  except  as  such  enforceability  may  be  limited  by  general  principles  of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar  laws  relating  to,  or  affecting  generally,  the  enforcement  of  applicable  creditors’  rights and remedies.

3.5.      Ownership of Securities.  The Investor owns and holds, beneficially and of record,  the  entire  right,  title,  and  interest  in  and  to  the  Notes  free  and  clear  of  all  rights  and  liens

(other than pledges or  security  interests  (x) arising  by operation of applicable securities laws and

(y) that the Investor may have created in favor of a prime broker under and in accordance with its prime  brokerage  agreement  with  such  broker).  The  Investor  has  full  power  and  authority  to

transfer  and  dispose  of  the  Notes  to  the  Company  free  and  clear  of  any  right  or  lien.   Other  than

the transactions contemplated by this Agreement, there is no outstanding, plan, pending proposal,

or  other  right  of  any  Person  to  acquire  all  or  any  part  of  the  Notes  or  any  shares  of  Common

Stock issuable upon conversion of the Debenture.

4.

Additional Covenants

4.1.      Disclosure.   The  Company  shall,  on  or  before  8:30  a.m.,  New  York  New

York time, within four business days after the date of this Agreement, file with the Securities and

Exchange  Commission  a  Current  Report  on  Form  8-K  disclosing  all  material  terms  of  the transactions contemplated hereby and attaching the form of this Agreement and the Debenture as

exhibits thereto (collectively with all exhibits attached thereto, the “8-K Filing”).   From and after

the  issuance  of  the  8-K  Filing  the  Investor  shall  not  be  in  possession  of  any  material,  nonpublic information  received  from  the  Company  or  any  of  its  Subsidiaries  or  any  of  their  respective

officers,  directors,  employees,  affiliates  or  agents,  that  is  not  disclosed  in  the  8-K  Filing.   The

Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to,

provide  the  Investor  with  any  material,  nonpublic  information  regarding  the  Company  from  and

BN 35285827v1

5

after  the  filing  of  the  8-K  Filing  without  the  express  written  consent  of  the  Investor.    To  the

extent  that  the  Company  delivers  any  material,  non-public  information  to  the  Investor  without the  Investor’s  express  prior  written  consent,  the  Company  hereby  covenants  and  agrees  that  the

Investor  shall  not  have  any  duty  of  confidentiality  to  the  Company,  any  of  its  subsidiaries  or  any of  their  respective  officers,  directors,  employees,  affiliates  or  agent  with  respect  to,  or  a  duty  to the  Company,  any  of  its  subsidiaries  or  any  of  their  respective  officers,  directors,  employees,

affiliates  or  agent  or  not  to  trade  on  the  basis  of,  such  material,  non-public  information.   The

Company  shall  not  disclose  the  name  of  the  Investor  in  any  filing,  announcement,  release  or otherwise, unless such disclosure is required by law or regulation.  In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar  obligations  under  any  agreement,  whether  written  or  oral,  between  the  Company,  any  of its  subsidiaries  or  any  of  their  respective  officers,  directors,  affiliates,  employees  or  agents,  on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate and be of

no  further  force  or  effect.   The  Company  understands  and  confirms  that  the  Investor  will  rely  on the foregoing representations in effecting transactions in securities of the Company.

4.2.      Holding  Period.   For  the  purposes  of  Section  3(a)(9)  and  Rule  144  of  the

Securities  Act,  the  Company  acknowledges  that  (i)  the  holding  period  of  the  Notes  may  be tacked  onto  the  holding  period  of  the  Debenture  as  long  as  no  payment  is  made  in  connection with any conversion, and (ii) the holding period of the Debenture may be tacked onto the holding period of the Shares, and the Company agrees not to take a position contrary to this Section 4.2.

4.3.      Blue Sky.     The Company shall make all filings and reports relating to the

Exchange  required  by  Regulation  D  under  the  Securities  Act  and  under  applicable  securities  or

“Blue Sky” laws of the states of the United States following the date hereof.

4.4.      Fees and Expenses.  Except as otherwise set forth above, each party to this

Agreement  shall  pay  the  fees  and  expenses  of  its  advisers,  counsel,  accountants  and  other experts,  if  any,  and  all  other  expenses  incurred  by  such  party  incident  to  the  negotiation,

preparation, execution, delivery and performance of this Agreement.

5.

Miscellaneous

5.1.      Successors  and  Assigns.   Except  as  otherwise  provided  herein,  the  terms

and  conditions  of  this  Agreement  shall  inure  to  the  benefit  of  and  be  binding  upon  the  parties

hereto  and  the  respective  successors  and  assigns  of  the  parties.    Nothing  in  this  Agreement,

express  or  implied,  is  intended  to  confer  upon  any  party,  other  than  the  parties  hereto  or  their respective  successors  and  assigns,  any  rights,  remedies,  obligations  or  liabilities  under  or  by reason of this Agreement, except as expressly provided in this Agreement.

5.2.      Governing  Law;  Exclusive  Jurisdiction.    All  questions  concerning  the

construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal  laws  of  the  State  of  New  York,  without  giving  effect  to  any  choice  of  law  or  conflict  of law  provision  or  rule  (whether  of  the  State  of  New  York  or  any  other  jurisdictions)  that  would

cause  the  application  of  the  laws  of  any  jurisdictions  other  than  the  State  of  New  York.   Each

BN 35285827v1

6

party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in  New  York  County,  New  York,  for  the  adjudication  of  any  dispute  hereunder  or  in  connection

herewith   or   with   any   transaction   contemplated   hereby   or   discussed   herein,   and   hereby

irrevocably  waives,  and  agrees  not  to  assert  in  any  suit,  action  or  proceeding,  any  claim  that  it  is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is

brought  in  an  inconvenient  forum   or  that  the   venue  of  such  suit,  action  or  proceeding  is

improper. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

5.3.      Notices.    All  notices,  offers,  acceptance  and  any  other  acts  under  this

Agreement  (except  payment)  shall  be  in  writing,  and  shall  be  sufficiently  given  if  delivered  to the  addressees  in  person,  by  FedEx  or  similar  overnight  next  business  day  delivery,  or  by  email followed by overnight next business day delivery, to the address as provided for on the signature page to this agreement.

5.4.      Amendments  and  Waivers.   Any  term  of  this  Agreement  may  be  amended

and  the  observance  of  any  term  of  this  Agreement  may  be  waived  (either  generally  or  in  a particular  instance  and  either  retroactively  or  prospectively),  only  with  the  written  consent  of  the

Company and the Investor.

5.5.      Severability.   If  one  or  more  provisions  of  this  Agreement  are  held  to  be unenforceable  under  applicable  law,  such  provision  shall  be  excluded  from  this  Agreement  and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be  enforceable  in  accordance  with  its  terms  so  long  as  this  Agreement  as  so  modified  continues to  express,  without  material  change,  the  original  intentions  of  the  parties  as  to  the  subject  matter hereof  and  the  prohibited  nature,  invalidity  or  unenforceability  of  the  provision(s)  in  question does  not  substantially  impair  the  respective  expectations  or  reciprocal  obligations  of  the  parties or  the  practical  realization  of  the  benefits  that  would  otherwise  be  conferred  upon  the  parties.

The   parties   will   endeavor   in   good   faith   negotiations   to   replace   the   prohibited,   invalid   or

unenforceable  provision(s)  with  a  valid  provision(s),  the  effect  of  which  comes  as  close  as possible to that of the prohibited, invalid or unenforceable provision(s).

5.6.      Counterparts.      This   Agreement   may   be   executed   in   two   or   more

counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.7.      Survival.   The  representations,  warranties  and  covenants  of  the  Company and the Investor contained herein shall survive the Closing and delivery of the Debenture

[SIGNATURES ON THE FOLLOWING PAGE]

BN 35285827v1

7

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

COMPANY:

PARALLAX HEALTH SCIENCES, INC.

By:   ______________________________________

Name:  Paul Arena

Title:    Chief Executive Officer

BN 35285827v1

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR:

The Corbran, LLC

By: Richard Rosenblum

Its: Chief Executive Officer

By: ________________________________

Name: Richard Rosenblum

Title: Chief Executive Officer

Address for Notices:

________________________

________________________

________________________

Email: ___________________

SSN#: ___________________

BN 35285827v1

EXHIBIT A

Debenture

[See attached]

BN 35285827v1

Schedule I

Note

Issuance Date

Amount

Amount of

Debenture

Convertible Note      April 24, 2018

$50,000.00

$63,445.32

Convertible Note      June 14, 2018

$  8,333.00

$10,434.30

BN 35285827v1

Schedule 2.12

Lien Holder

Issuance Date

Principal

Amount of Interest/Penalties

Amount

As of 9-30-18

Shahla Melamed*

August 14, 2015     $20,550,000

$2,278,281

Internal Revenue Service*

Pending

$     658,921

$   298,908

State of California, EDD*

January 29, 2018    $     125,399

$     65,583

*Related to RoxSan Pharmacy, Inc. subsidiary

BN 35285827v1

EXCHANGE AGREEMENT

THIS  EXCHANGE  AGREEMENT  (the  “Agreement”)  is  made  as  of  the  31st  day  of

December  and  effective  November  14,  2018,  by  and  between,  Parallax  Health  Sciences,  Inc.,  a

Nevada  corporation,  (the  “Company”)  and  Digital  Power  Lending,  LLC,  a  California  limited liability company (the “Investor”).

WHEREAS, the Investor has previously acquired various securities from the Company in the  form  of  convertible  notes  with  various  dates  of  issuance  as  set  forth  on  Schedule  I  (the

“Notes”).

WHEREAS,  the  Company  has  authorized  a  new  series  of  convertible  debenture  due

February  28,  2019,  in  the  form  of  Exhibit  A  hereto,  which  will  be  convertible  into  shares  of  the

Company’s Common Stock, par value $0.001.

WHEREAS,  subject  to  the  satisfaction  of  the  conditions  set  forth  herein,  the  Company and  the  Investor  desire  to  enter  into  a  transaction  wherein  the  Company  shall  issue  the  Investor the debenture in  the  amount  of  $221,640.96 (the  “Debenture”) in exchange for each of the Notes as set forth on Schedule I (the “Exchange”).

NOW,  THEREFORE,  for  good  and  valuable  consideration,  the  receipt  and  sufficiency  of which are hereby acknowledged, the parties agree as follows:

1.

Exchange.  The closing of the Exchange (the “Closing”) will occur on or before

December 31, 2018 (or such later date as the parties hereto may agree) following the satisfaction or waiver of the conditions set forth herein (such date, the “Closing Date”). On the Closing Date,

subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall,

pursuant to Section 3(a)(9) of the Securities Act of 1933 (the “Securities Act”), exchange the

Notes for the Debenture. At the Closing, the following transactions shall occur (such transactions in this Section 1, the “Exchange”):

1.1.      On   the   Closing   Date,   the   Company   shall   issue   the   Debenture   to   the

Investor.  Promptly  after  the  Closing  Date,  the  Company  shall  deliver  an  executed  original

Debenture  to  the  Investor.  On  the  Closing  Date,  the  Investor  shall  be  deemed  for  all  corporate purposes  to  have  become  the  holder  of  record  of  the  Debenture  and  shall  have  the  right  to convert  the  Debenture,  irrespective  of  the  date  the  Company  delivers  the  Debenture  to  the

Investor.

1.2.      Upon  receipt  of  the  Debenture  in  accordance  with  Section  1.1,  all  of  the

Investor’s  rights  under  the  Notes  shall  be  extinguished  (including,  without  limitation,  the  rights to  receive,  as  applicable,  any  premium,  make-whole  amount,  accrued  and  unpaid  interest  or dividends  thereon  or  any  other  shares  of  Common  Stock  with  respect  thereto  (whether  upon  in connection with a fundamental transaction, event of default or otherwise)).

BN 35286565v1

1.3.      The  Company  and  the  Investor  shall  execute  and/or  deliver  such  other

documents   and   agreements   as   are   customary   and   reasonably   necessary   to   effectuate   the

Exchange.

1.4.      If  the  Closing  has  not  occurred  on  or  prior  to  December  31,  2018,  the

Investor  shall  have  the  right,  by  delivery  of  written  notice  to  the  Company  to  terminate  this

Agreement  (such  date,  the  “Termination  Date”).  From  the  date  hereof  until  the  earlier  of  (x)  the

Closing  Date  (as  defined  below)  and  (y)  the  Termination  Date,  the  Investor  shall  forbear  from taking  any  actions  with  respect  to  the  Notes  not  explicitly  set  forth  herein,  including,  without limitation,  conversions,  exercises,  redemptions,  exchanges  or  delivery  of  written  notice  to  the

Company to require the conversion, exercise, redemption or exchange of any of the Notes.

1.5.      It shall be a condition to the obligation of the Investor on the one hand and the  Company  on  the  other  hand,  to  consummate  the  Exchange  contemplated  hereunder  that  the other  party’s  representations  and  warranties  contained  herein  are  true  and  correct  on  the  Closing

Date  with  the  same  effect  as  though  made  on  such  date,  unless  waived  in  writing  by  the  party  to whom such representations and warranties are made.

1.6.      At or before the Closing, the Investor shall deliver or cause to be delivered to  Buchalter  Law  Firm,  as  counsel  to  the  Company,  (i)  the  executed  Agreement  and  (ii)  other items required to effectuate the Exchange.

2.

Representations   and   Warranties   of   the   Company.      The   Company   hereby

represents and warrants to the Investor that:

2.1.      Concerning the Debenture.     Except  as  listed  on  Schedule  2.1,  there  are

no  preemptive  rights  of  any  person  or  entity,  rights  of  first  refusal,  participation  rights,  or  other rights to acquire the Debenture.

2.2.      Organization,   Good   Standing   and   Qualification.     The   Company   is   a

corporation  duly  organized,  validly  existing  and  in  good  standing  under  the  laws  of  the  State  of

Nevada.   The  Company  is  duly  qualified  to  transact  business  and  is  in  good  standing  in  each jurisdiction  in  which  the  failure  to  so  qualify  would  have  a  Material  Adverse  Effect  (as  defined

below)  on  its  business  or  properties.    As  used  in  this  Agreement,  “Material  Adverse  Effect”

means  any  material  adverse  effect  on  the  business,  properties,  assets,  liabilities,  operations,

results  of  operations,  condition  (financial  or  otherwise)  or  prospects  of  the  Company  and  its

Subsidiaries, if any, individually or taken as a whole, or on the transactions contemplated hereby or  on  the  Exchange  (as  defined  below)  or  by  the  agreements  and  instruments  to  be  entered  into

(or  entered  into)  in  connection  herewith  or  therewith,  or  on  the  authority  or  ability  of  the

Company to perform its obligations under this Agreement or the Exchange.

2.3.      Authorization.     All   corporate   action   on   the   part   of   the   Company,   its

officers, directors and stockholders necessary for the authorization, execution and delivery of this

Agreement  and  the  performance  of  all  obligations  of  the  Company  hereunder  and  thereunder,

and   the   authorization   of   the   Exchange,   the   issuance   (and   reservation   for   issuance)   of   the

Debenture have been taken on or prior to the date hereof.

BN 35286565v1

2.4.      Valid   Issuance   of   the   Debenture.     The   Debenture   when   issued   and

delivered in accordance with the terms of this Agreement, for the consideration expressed herein,

and  the  Common  Stock  when  issued  in  accordance  with  the  terms  of  the  Debenture,  for  the consideration  expressed  therein,  will  be  duly  and  validly  issued,  fully  paid  and  non-assessable.

Upon  conversion  of  the  Debenture,  the  Common  Stock  shall  be  freely  tradable  and  may  be  sold under  Rule  144  subject  to  the  Company  having  filed  all  applicable  Form  10-Qs  and  the  required

Form  10-K.  The  Company  agrees  to  take  all  actions,  including,  without  limitation,  the  issuance by  its  legal  counsel  of  any  necessary  legal  opinions,  necessary  to  issue  unrestricted  Common

Stock  pursuant  to  Section  3(a)(9)  of  the  Securities  Act  and  Rule  144  thereunder  in  connection with  which  Common  Stock  issued  upon  conversion  of  the  Debenture  issued  in  exchange  for  the

Debenture,  the  Common  Stock  will  be  freely  tradable  without  restriction  and  not  containing  any restrictive  legend  without  the  need  for  any  action  by  the  Investor  other  than  as  required  by  Rule

144(i)  and  execution  of  the  applicable  representation  letters.   Within  60  days  of  the  Closing,  the

Company  shall  have  reserved  from  its  duly  authorized  capital  stock  not  less  than  700%  of  the maximum number of shares of Common Stock issuable upon conversion of the Debenture.

2.5.      Compliance  With  Laws.   The  Company  has  not  violated  any  law  or  any

governmental   regulation   or   requirement   which   violation   has   had   or   would   reasonably   be

expected  to  have  a  Material  Adverse  Effect,  and  the  Company  has  not  received  written  notice  of any such violation.

2.6.      Consents;  Waivers.    No  consent,  waiver,  approval  or  authority  of  any

nature,  or  other  formal  action,  by  any  Person,  not  already  obtained,  is  required  in  connection with  the  execution  and  delivery  of  this  Agreement  by  the  Company  or  the  consummation  by  the

Company of the transactions provided for herein and therein.

2.7.      Acknowledgment   Regarding   Investor’s   Purchase   of   Debenture.     The

Company  acknowledges  and  agrees  that  the  Investor  is  acting  solely  in  the  capacity  of  arm’s length purchaser with respect to this Agreement and Exchange and the transactions contemplated hereby  and  thereby  and  that  the  Investor  is  not  (i)  an  officer  or  director  of  the  Company,  (ii)  an

“affiliate” of the Company (as defined in Rule 144 promulgated under the Securities Act), or (iii)

to  the  knowledge  of  the  Company,  a  “beneficial  owner”  of  10%  or  more  of  the  shares  of

Common  Stock  (as  defined  for  purposes  of  Rule  13d-3  under  the  Securities  Exchange  Act  of

1934(the “Exchange Act”).  The Company further acknowledges that the Investor is not acting as a  financial  advisor  or  fiduciary  of  the  Company  (or  in  any  similar  capacity)  with  respect  to  the

Exchange  and  the  transactions  contemplated  hereby  and  thereby,  and  any  advice  given  by  the

Investor   or   any   of   its   representatives   or   agents   in   connection   with   the   Exchange   and   the

transactions contemplated hereby and thereby is merely incidental to the Investor’s acceptance of the  Debenture.  The  Company  further  represents  to  the  Investor  that  the  Company’s  decision  to enter  into  the  Exchange  has  been  based  solely  on  the  independent  evaluation  by  the  Company and its representatives.

2.8.      Absence  of  Litigation.    To  the  knowledge  of  the  Company,  there  is  no

action,   suit,   proceeding,   inquiry   or   investigation   before   or   by   any   court,   public   board,

government  agency,  self-regulatory  organization  or  body  pending  or,  to  the  knowledge  of  the

Company,  threatened  against  or  affecting  the  Company,  the  Common  Stock,  the  Notes,  the

BN 35286565v1

Debenture  or  any  of  the  Company’s  officers  or  directors  in  their  capacities  as  such,  other  than what is disclosed in the Company’s public filings.

2.9.      Validity;  Enforcement;  No  Conflicts.   This  Agreement  has  been  duly  and

validly  authorized,  executed  and  delivered  on  behalf  of  the  Company  and  shall  constitute  the

legal,   valid   and   binding   obligations   of   the   Company   enforceable   against   the   Company   in

accordance  with  their  respective  terms,  except  as  such  enforceability  may  be  limited  by  general

principles   of   equity   or   to   applicable   bankruptcy,   insolvency,   reorganization,   moratorium,

liquidation   and   other   similar   laws   relating   to,   or   affecting   generally,   the   enforcement   of

applicable  creditors’  rights  and  remedies.    The  execution,  delivery  and  performance  by  the

Company   of   this   Agreement   and   the   consummation   by   the   Company   of   the   transactions

contemplated hereby and thereby will not (i) result in a violation of the organizational documents of  the  Company  or  (ii)  conflict  with,  or  constitute  a  default  (or  an  event  which  with  notice  or lapse  of  time  or  both  would  become  a  default)  under,  or  give  to  others  any  rights  of  termination,

amendment,  acceleration  or  cancellation  of,  any  agreement,  indenture  or  instrument  to  which  the

Company  is  a  party  or  by  which  it  is  bound,  or  (iii)  result  in  a  violation  of  any  law,  rule,

regulation,  order,  judgment  or  decree  (including  federal  and  state  securities  or  “blue  sky”  laws)

applicable  to  the  Company,  except  in  the  case  of  clause  (ii)  above,  for  such  conflicts,  defaults  or rights  which  would  not,  individually  or  in  the  aggregate,  reasonably  be  expected  to  result  in  a

Material Adverse Effect.

2.10.    Authorized   Capital.   Schedule   2.10   sets   forth   all   capital   stock   and

derivative  securities  of  the  Company  that  are  authorized  for  issuance  and  that  are  issued  and outstanding.  All  issued  and  outstanding  shares  of  Common  Stock  have  been  duly  authorized  and

validly  issued  and  are  fully  paid  and  nonassessable.   The  Company  has  sufficient  authorized  and

unissued  shares  of  Common  Stock  as  may  be  necessary  to  effect  the  issuance  of  the  shares issuable  upon  conversion  of  the  Debenture  (the  “Shares”),  assuming  the  prior  issuance  and exercise,  exchange  or  conversion,  as  the  case  may  be,  of  all  derivative  securities  authorized,  as indicated in Schedule 2.10, (subject to a 60 day grace from Closing).

2.11.    Disclosure.   The  Company  confirms  that  neither  it  nor  any  other  person acting  on  its  behalf  has  provided  the  Investor  or  its  agents  or  counsel  with  any  information  that

constitutes  or  could  reasonably  be  expected  to  constitute  material,  nonpublic  information.   The

Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

2.12.     Except as listed on Schedule 2.12 hereto, the Company does not have any indebtedness  other  than  Permitted  Liens.  “Permitted  Liens”  shall  have  the  same  meaning  as  in the Debenture.

3.

Representations  and  Warranties  of  the  Investor.   The  Investor  hereby  represents,

warrants and covenants that:

3.1.      Authorization.   The  Investor  has  full power  and  authority  to  enter  into  this

Agreement,   to   perform   its   obligations   hereunder   and   to   consummate   the   transactions

contemplated  hereby  and  has  taken  all  action  necessary  to  authorize  the  execution  and  delivery

BN 35286565v1

of  this  Agreement,  the  performance  of  its  obligations  hereunder  and  the  consummation  of  the transactions contemplated hereby.

3.2.      Accredited  Investor  Status;  Investment  Experience.    The  Investor  is  an

“accredited  investor”  as  that  term  is  defined  in  Rule  501(a)  of  Regulation  D.   The  Investor  can

bear   the   economic   risk   of   its   investment   in   the   Debenture,   and   has   such   knowledge   and

experience  in  financial  and  business  matters  that  it  is  capable  of  evaluating  the  merits  and  risks of an investment in the Debenture.

3.3.      No Governmental Review.  The Investor understands that no United States federal  or  state  agency  or  any  other  government  or  governmental  agency  has  passed  on  or  made any  recommendation  or  endorsement  of  the  Debenture  or  the  fairness  or  suitability  of  the investment  in  the  Debenture  nor  have  such  authorities  passed  upon  or  endorsed  the  merits  of  the offering of the Debenture

3.4.      Validity;  Enforcement;  No  Conflicts.   This  Agreement  has  been  duly  and

validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal,

valid  and  binding  obligations  of  the  Investor  enforceable  against  the  Investor  in  accordance  with their  respective  terms,  except  as  such  enforceability  may  be  limited  by  general  principles  of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar  laws  relating  to,  or  affecting  generally,  the  enforcement  of  applicable  creditors’  rights and remedies.

3.5.      Ownership of Securities.  The Investor owns and holds, beneficially and of record,  the  entire  right,  title,  and  interest  in  and  to  the  Notes  free  and  clear  of  all  rights  and  liens

(other than pledges or  security  interests  (x) arising  by operation of applicable securities laws and

(y) that the Investor may have created in favor of a prime broker under and in accordance with its prime  brokerage  agreement  with  such  broker).  The  Investor  has  full  power  and  authority  to

transfer  and  dispose  of  the  Notes  to  the  Company  free  and  clear  of  any  right  or  lien.   Other  than

the transactions contemplated by this Agreement, there is no outstanding, plan, pending proposal,

or  other  right  of  any  Person  to  acquire  all  or  any  part  of  the  Notes  or  any  shares  of  Common

Stock issuable upon conversion of the Debenture.

4.

Additional Covenants

4.1.      Disclosure.   The  Company  shall,  on  or  before  8:30  a.m.,  New  York  New

York time, within four business days after the date of this Agreement, file with the Securities and

Exchange  Commission  a  Current  Report  on  Form  8-K  disclosing  all  material  terms  of  the transactions contemplated hereby and attaching the form of this Agreement and the Debenture as

exhibits thereto (collectively with all exhibits attached thereto, the “8-K Filing”).   From and after

the  issuance  of  the  8-K  Filing  the  Investor  shall  not  be  in  possession  of  any  material,  nonpublic information  received  from  the  Company  or  any  of  its  Subsidiaries  or  any  of  their  respective

officers,  directors,  employees,  affiliates  or  agents,  that  is  not  disclosed  in  the  8-K  Filing.   The

Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to,

provide  the  Investor  with  any  material,  nonpublic  information  regarding  the  Company  from  and

BN 35286565v1

after  the  filing  of  the  8-K  Filing  without  the  express  written  consent  of  the  Investor.    To  the

extent  that  the  Company  delivers  any  material,  non-public  information  to  the  Investor  without the  Investor’s  express  prior  written  consent,  the  Company  hereby  covenants  and  agrees  that  the

Investor  shall  not  have  any  duty  of  confidentiality  to  the  Company,  any  of  its  subsidiaries  or  any of  their  respective  officers,  directors,  employees,  affiliates  or  agent  with  respect  to,  or  a  duty  to the  Company,  any  of  its  subsidiaries  or  any  of  their  respective  officers,  directors,  employees,

affiliates  or  agent  or  not  to  trade  on  the  basis  of,  such  material,  non-public  information.   The

Company  shall  not  disclose  the  name  of  the  Investor  in  any  filing,  announcement,  release  or otherwise, unless such disclosure is required by law or regulation.  In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar  obligations  under  any  agreement,  whether  written  or  oral,  between  the  Company,  any  of its  subsidiaries  or  any  of  their  respective  officers,  directors,  affiliates,  employees  or  agents,  on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate and be of

no  further  force  or  effect.   The  Company  understands  and  confirms  that  the  Investor  will  rely  on the foregoing representations in effecting transactions in securities of the Company.

4.2.      Holding  Period.   For  the  purposes  of  Section  3(a)(9)  and  Rule  144  of  the

Securities  Act,  the  Company  acknowledges  that  (i)  the  holding  period  of  the  Notes  may  be tacked  onto  the  holding  period  of  the  Debenture  as  long  as  no  payment  is  made  in  connection with any conversion, and (ii) the holding period of the Debenture may be tacked onto the holding period of the Shares, and the Company agrees not to take a position contrary to this Section 4.2.

4.3.      Blue Sky.     The Company shall make all filings and reports relating to the

Exchange  required  by  Regulation  D  under  the  Securities  Act  and  under  applicable  securities  or

“Blue Sky” laws of the states of the United States following the date hereof.

4.4.      Fees and Expenses.  Except as otherwise set forth above, each party to this

Agreement  shall  pay  the  fees  and  expenses  of  its  advisers,  counsel,  accountants  and  other experts,  if  any,  and  all  other  expenses  incurred  by  such  party  incident  to  the  negotiation,

preparation, execution, delivery and performance of this Agreement.

5.

Miscellaneous

5.1.      Successors  and  Assigns.   Except  as  otherwise  provided  herein,  the  terms

and  conditions  of  this  Agreement  shall  inure  to  the  benefit  of  and  be  binding  upon  the  parties

hereto  and  the  respective  successors  and  assigns  of  the  parties.    Nothing  in  this  Agreement,

express  or  implied,  is  intended  to  confer  upon  any  party,  other  than  the  parties  hereto  or  their respective  successors  and  assigns,  any  rights,  remedies,  obligations  or  liabilities  under  or  by reason of this Agreement, except as expressly provided in this Agreement.

5.2.      Governing  Law;  Exclusive  Jurisdiction.    All  questions  concerning  the

construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal  laws  of  the  State  of  New  York,  without  giving  effect  to  any  choice  of  law  or  conflict  of law  provision  or  rule  (whether  of  the  State  of  New  York  or  any  other  jurisdictions)  that  would

cause  the  application  of  the  laws  of  any  jurisdictions  other  than  the  State  of  New  York.   Each

BN 35286565v1

party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in  New  York  County,  New  York,  for  the  adjudication  of  any  dispute  hereunder  or  in  connection

herewith   or   with   any   transaction   contemplated   hereby   or   discussed   herein,   and   hereby

irrevocably  waives,  and  agrees  not  to  assert  in  any  suit,  action  or  proceeding,  any  claim  that  it  is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is

brought  in  an  inconvenient  forum   or  that  the   venue  of  such  suit,  action  or  proceeding  is

improper. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

5.3.      Notices.    All  notices,  offers,  acceptance  and  any  other  acts  under  this

Agreement  (except  payment)  shall  be  in  writing,  and  shall  be  sufficiently  given  if  delivered  to the  addressees  in  person,  by  FedEx  or  similar  overnight  next  business  day  delivery,  or  by  email followed by overnight next business day delivery, to the address as provided for on the signature page to this agreement.

5.4.      Amendments  and  Waivers.   Any  term  of  this  Agreement  may  be  amended

and  the  observance  of  any  term  of  this  Agreement  may  be  waived  (either  generally  or  in  a particular  instance  and  either  retroactively  or  prospectively),  only  with  the  written  consent  of  the

Company and the Investor.

5.5.      Severability.   If  one  or  more  provisions  of  this  Agreement  are  held  to  be unenforceable  under  applicable  law,  such  provision  shall  be  excluded  from  this  Agreement  and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be  enforceable  in  accordance  with  its  terms  so  long  as  this  Agreement  as  so  modified  continues to  express,  without  material  change,  the  original  intentions  of  the  parties  as  to  the  subject  matter hereof  and  the  prohibited  nature,  invalidity  or  unenforceability  of  the  provision(s)  in  question does  not  substantially  impair  the  respective  expectations  or  reciprocal  obligations  of  the  parties or  the  practical  realization  of  the  benefits  that  would  otherwise  be  conferred  upon  the  parties.

The   parties   will   endeavor   in   good   faith   negotiations   to   replace   the   prohibited,   invalid   or

unenforceable  provision(s)  with  a  valid  provision(s),  the  effect  of  which  comes  as  close  as possible to that of the prohibited, invalid or unenforceable provision(s).

5.6.      Counterparts.      This   Agreement   may   be   executed   in   two   or   more

counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.7.      Survival.   The  representations,  warranties  and  covenants  of  the  Company and the Investor contained herein shall survive the Closing and delivery of the Debenture

[SIGNATURES ON THE FOLLOWING PAGE]

BN 35286565v1

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

COMPANY:

PARALLAX HEALTH SCIENCES, INC.

By:   ______________________________________

Name:  Paul Arena

Title:    Chief Executive Officer

BN 35286565v1

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR:

Digital Power Lending, LLC

By: William Corbett

Its: President

By: ________________________________

Name: William Corbett

Title: President

Address for Notices:

________________________

________________________

________________________

Email: ___________________

SSN#: ___________________

BN 35286565v1

EXHIBIT A

Debenture

[See attached]

BN 35286565v1

Schedule I

Note

Issuance Date

Amount

Amount of

Debenture

Convertible Note      April 24, 2018

$150,000.00

$190,336.98

Convertible Note      June 14, 2018

$  25,000.00

$  31,303.98

BN 35286565v1

Schedule 2.12

Lien Holder

Issuance Date

Principal

Amount of Interest/Penalties

Amount

As of 9-30-18

Shahla Melamed*

August 14, 2015     $20,550,000

$2,278,281

Internal Revenue Service*

Pending

$     658,921

$   298,908

State of California, EDD*

January 29, 2018    $     125,399

$     65,583

*Related to RoxSan Pharmacy, Inc. subsidiary

BN 35286565v1